UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2005

NUTRACEUTICAL INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-23731	87-0515089
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Kearns Boulevard, 2nd Floor Park City, Utah		84060
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (435) 655-6106

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On September 30, 2005, the Compensation Committee (the “Committee”) of the Board of Directors of Nutraceutical International Corporation (“Nutraceutical” or “the Company”) approved the acceleration of vesting for unvested stock options previously granted under the Company’s 1998 Stock Incentive Plan (“1998 SIP”) and 1998 Non-Employee Director Stock Option Plan (“1998 Director Plan”).

In aggregate, the Committee approved the acceleration of vesting for 139,250 stock options granted between June and December 2003 at exercise prices ranging from $10.18 to $12.32 (including 86,000 stock options granted to Section 16 officers at $12.32) under the 1998 SIP, all of which had original straight-line vesting schedules of every six (6) months over three (3) years.  In addition, the Committee approved the acceleration of vesting for 20,000 stock options granted in January 2004 at an exercise price of $11.53 under the 1998 Director Plan, all of which had original straight-line vesting schedules of every six (6) months over three (3) years.  The acceleration of vesting for all options referenced herein is effective as of September 30, 2005.

The acceleration of unvested options eliminates the need for Nutraceutical to recognize in future periods an aggregate of approximately $876 thousand ($539 thousand, net of tax) in compensation expense in its consolidated statements of operations pursuant to Statement of Financial Accounting Standards No. 123(R), Share-Based Payment, which became effective for reporting periods beginning after June 15, 2005.  Instead, Nutraceutical will disclose this compensation expense in pro forma footnote disclosure to its financial statements for the fiscal year ended September 30, 2005, which disclosure will be consistent with previously reported periods.

In addition, the Committee approved new stock option grants under the 1998 SIP for the following Section 16 officers: Leslie M. Brown, Jr. and Stanley E. Soper (25,000 options each), Christopher B. Neuberger (20,000 options) and Cory J. McQueen (7,500 options).  These options to purchase common stock of Nutraceutical have an exercise price of $14.22 and are immediately vested.

The applicable form of agreement for stock options previously granted and now accelerated for the 1998 SIP and 1998 Director Plan, as well as the form of notice to employees, Section 16 officers, and directors regarding the acceleration of vesting are attached hereto as exhibits and their terms are incorporated herein by reference (note: minor and nonmaterial variations to this form of agreement may have occurred over time). Copies of the 1998 SIP and 1998 Director Plan have also been filed with the Securities and Exchange Commission as Exhibits 10.18 and 10.19, respectively, to Nutraceutical’s Registration Statement on Form S-1/A dated January 28, 1998.

Item 9.01 Financial Statements and Exhibits.

Exhibits.

Exhibit Number	Description of Exhibit

10.1	Form of Agreement for Stock Options granted under the 1998 Stock Incentive Plan and 1998 Non-Employee Director Stock Option Plan

10.2	Form of Notice to Employees, Section 16 Officers and Directors regarding Acceleration of Vesting for Unvested Options

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRACEUTICAL INTERNATIONAL CORPORATION
(Registrant)

	By:	/S/ FRANK W. GAY II
Date: October 3, 2005		Frank W. Gay II
Director, Chairman of the Board and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1	Form of Agreement for Stock Options granted under the 1998 Stock Incentive Plan and the 1998 Non-Employee Director Stock Option Plan

10.2	Form of Notice to Employees, Section 16 Officers and Directors regarding Acceleration of Vesting for Unvested Options